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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05550

The Alger Portfolios Alger Growth & Income Portfolio
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER PORTFOLIOS

Alger Growth & Income Portfolio

ANNUAL REPORT

DECEMBER 31, 2018

Table of Contents

ALGER GROWTH & INCOME PORTFOLIO

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	6

Portfolio Summary (Unaudited)	8

Schedule of Investments	9

Statement of Assets and Liabilities	13

Statement of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	29

Additional Information (Unaudited)	31

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of The Alger Portfolios’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial interme-diary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Portfolio you can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter (Unaudited)	December 31, 2018

Dear Shareholders,

Year Ends with Downturn, but Reasons for Optimism Remain

Volatility during the final quarter of 2018 illustrated investors’ increased focus on growing trade tension, moderating earnings growth and a potential slowdown of global economic expansion. Investors, we believe, shifted their focus from solid current corporate fundamentals and a strong trend of innovative sectors benefiting from the ongoing digital revolution, health care advancements and other new developments. For the one-year period ended December 31, 2018, the S&P 500 Index generated a negative 4.38% return despite having produced strong gains earlier in the year. The rapidity of the fourth quarter market selloff reminds us at Alger of past “bouts of doubt” that in recent years have been excellent buying opportunities in equities. Based on observations of past periods of moderating earnings growth and weakening economic expansion, I believe that growth equities have strong potential to outperform in the foreseeable future and that valuations are currently highly attractive. In the near term, I believe concerns about the economy and earnings growth may create additional downside market volatility, but I believe investors may be well served by taking a long-term approach to equities.

Economic Growth and Equity Performance

The U.S. Federal Reserve in December lowered its 2018 GDP growth rate estimate from 3.1% to 3% and its 2019 estimate from 2.5% to 2.3%. The move followed the International Monetary Fund, which in October lowered its global growth projection 20 basis points to 3.7% for both 2018 and 2019. We believe 2017 U.S. tax reform is continuing to stimulate the country’s economy even though the dramatic initial benefits of tax reform appear to be moderating. With that in mind, we note that equities have historically posted positive returns when economic growth has moderated.

In the past 35 years, there have been 15 years when U.S. GDP growth materially slowed. The S&P 500 Index generated positive returns during every one of those years except for four years that were associated with three recessions that started in 1990, 2000 and 2008. We maintain that economic growth is likely to slow, but we think a recession is unlikely in the foreseeable future with many data points that we follow, such as changes in the yield curve, the real fed funds rate, capacity utilization, jobless claims and the Conference Board’s Leading Economic Index continuing to imply that a period of negative economic growth in the near term is unlikely.

Navigating Periods of Moderating Earnings Growth

During the reporting period, corporate earnings growth continued to benefit from high levels of innovation, including the digitization of business operations, and tax reform, which has lowered taxes on corporate profits. Based on a combination of reported fourth quarter earnings and estimated earnings for companies that had not yet reported results as of the end of the year, FactSet Research Systems has estimated that 2018 S&P 500 earnings are expected to have grown 20.3%, the highest rate since 2010, during which earnings grew 39.6%. The 2010 rate, of course, was in large part a result of 2009 earnings being extremely low due to the Great Recession of 2008 and 2009. As of the end of the reporting period, FactSet had estimated that S&P 500 earnings growth will moderate to 7.6% in 2019.

Equities, and more specifically, growth equities, have frequently outperformed during similar periods of earnings growth moderation. From 1982 to 2018, eight such periods occurred during which the Russell 1000 Growth Index generated a median return of 15.8% compared to the 14.1% return of the Russell 1000 Value Index. We believe this outperformance resulted from the less cyclical nature of growth equities and the tendency for value stocks to have more operational and financial leverage. During such periods, strong growth among corporations is scarce, which enhances the appeal of growth equities.

Earnings Growth, Equity Valuations and Market Performance

We also note that only modest earnings growth is required to support equity valuations. Assuming the S&P 500 Index’s price-to-earnings ratio (P/E) based on forward earnings estimates remains constant next year and earnings for 2020 are expected to increase at a mid-to-upper single-digit rate, we believe the index price would increase by approximately the same amount. The potential price increase combined with the index’s 2% dividend yield would produce a return in the upper single-digit range.

We also believe that the combination of strong earnings growth in 2018 and the fourth quarter decline of stock prices has resulted in equities having attractive valuations. As of December 31, 2018, the S&P 500 Index forward P/E was only 14.4 compared to the five-year historical average of 16.4 and the 10-year average of 14.6, according to FactSet Research. More specifically, the forward P/E of the S&P 500 declined 21% in 2018, which could imply that equities may generate gains in 2019, with equities having averaged 19% returns following double-digit declines that have occurred since 1987. Equities are also attractive relative to bonds. The “earnings yield” of equities, or the inverse of the P/E, has traditionally been just slightly higher than the yield of a 10-year Treasury. Since 2008 the earnings yield has widened and was more than 400 basis points as of the end of 2018.

Winners and Losers of the New Economy

While 2018 included some signs of weakness, often related to trade tensions and slow growth in other regions of the world, they were in many cases confined to specific industries. Innovation in the U.S. remains high and the growth drivers of the continuing digital and internet revolution, medical advances and breakthroughs to meet the demands of our large and aging population remain strong and we believe are likely to continue to support an extended economic expansion into 2019. From a historical perspective, innovative industries have outperformed even during periods of economic weakness as illustrated by the 30% growth in revenues generated by digital advertising and e-commerce during the Great Recession while retail sales and other measures of economic activity stagnated.

Looking Ahead

We acknowledge that the issues that have driven volatility may strengthen and drive additional market declines in the near future. We note that some of the rapid selling during the fourth quarter appears to have been driven by quantitative trading and also closure of hedge funds with poor performance. We believe that, as in the past, the best long-term investment strategy is to approach such market volatility, if it continues to the downside, as an opportunity to add to or initiate new investments in high quality growth companies, especially those that are either innovation or disruption leaders in their industries or have proven management with durable business models that have established their resiliency in past cycles. We strongly advise against “timing the market” by attempting to sell out near term and buy back in “when it’s all clear.” Time and time again academic research has shown that many investors are very poor at making two such dramatic decisions. We have talked to countless investors who, up until September 30 of this year, bemoaned that they had “missed” the many opportunities to buy the leading growth stocks of this time. We are specifically not advising that today is the time to buy any individual member of that group (or the many other stocks our Alger team identifies as high quality growth franchises). However, we firmly believe the recent selloff has likely already created a buying opportunity in these types of companies if one holds the long-term view and, whatever further short-term volatility or decline may occur, one holds through the cycle to the next leg of growth for these companies and the market. As the economic recovery continues, we urge investors to focus on the long-term outlook for the U.S. economy and the world, and on a long-term strategy for investing. In closing, we remain optimistic regarding the outlook for equities, although we acknowledge that additional declines may occur in the near future. Our firm was started in 1964 and we have considerable experience in dealing with different phases of economic cycles. We believe that investing in high quality innovative companies with attractive products and maintaining a long-term, patient approach is the best way to weather the ebb and flow of economic cycles.

Portfolio Matters

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned -4.61% during the fiscal 12-month period ended December 31, 2018, compared to the -4.38% return of its benchmark, the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Information Technology. The Energy and Financials sectors contributed to relative performance. Among individual positions, Microsoft Corp.; Eli Lilly and Co.; CME Group, Inc., Cl. A; Pfizer, Inc.; and Boeing Co. were among the top contributors to performance. Microsoft is well known for creating the world’s leading desktop operating system. The company is transitioning its products to the cloud under the guidance of CEO Satya Nadella. Its stock performance was supported by investors’ enthusiasm about Microsoft’s positive life cycle change as the company has reported strong success in moving its products and customer base to the cloud. Microsoft also generates very strong free cash flow that the company is returning to shareholders through dividends and share repurchases.

Detractors from Performance

The Consumer Discretionary and Consumer Staples were among the sectors that detracted from results. Regarding individual positions, Altria Group, Inc.; Morgan Stanley; Facebook, Inc., Cl. A; BlackRock, Inc.; and Comcast Corp., Cl. A were top detractors from performance. Shares of Morgan Stanley underperformed because a flattening yield curve hurt the company’s profits. Less than robust growth in the company’s loan business and trading volumes, furthermore, failed to offset the impact of the flattening yield curve on profits.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer
Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Growth & Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the 12-month fiscal period.

Risk Disclosure

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC. NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  Russell 1000 Growth Index: An unmanaged index designed to measure the performance of the largest 1000 capitalization companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 1000 Value Index: An index that measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•                  The Conference Board’s Leading Economic Index is based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.

•                  FactSet Research Systems provides data and research for investment managers, hedge funds, investment bankers and other financial professionals.

•                  The forward price-to-earnings ratio (P/E) is the current market price of a company divided by its expected earnings during the next 12 months.

ALGER GROWTH & INCOME PORTFOLIO

Fund Highlights Through December 31, 2018 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

— 10 years ended 12/31/18

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended December 31, 2018. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Portfolio Class I-2 shares also include reinvestment of capital gains.

ALGER GROWTH & INCOME PORTFOLIO

Fund Highlights Through December 31, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/18

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/15/1988
Class I-2 (Inception 11/15/88)	(4.61)%	7.71%	12.83%	8.78%
S&P 500 Index	(4.38)%	8.49%	13.12%	10.07%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†

December 31, 2018 (Unaudited)

SECTORS/SECURITY TYPES	Alger Growth & Income Portfolio
Communication Services	10.4%
Consumer Discretionary	10.4
Consumer Staples	7.7
Energy	5.5
Financials	15.2
Health Care	15.8
Industrials	8.6
Information Technology	16.3
Materials	1.8
Real Estate	3.3
Utilities	1.3
Total Equity Securities	96.3
Short-Term Investments and Net Other Assets	3.7
100.0%

†  Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments December 31, 2018

COMMON STOCKS—90.3%	SHARES	VALUE
AEROSPACE & DEFENSE—4.0%
General Dynamics Corp.	1,694	$266,314
The Boeing Co.	2,480	799,800
United Technologies Corp.	1,823	194,113
		1,260,227
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc., Cl. B	1,356	132,251

APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Tapestry, Inc.	6,104	206,010

APPAREL RETAIL—0.6%
The Gap, Inc.	7,926	204,174

ASSET MANAGEMENT & CUSTODY BANKS—1.6%
BlackRock, Inc., Cl. A	1,256	493,382

BIOTECHNOLOGY—2.2%
AbbVie, Inc.	2,870	264,585
Amgen, Inc.	1,240	241,391
Gilead Sciences, Inc.	2,908	181,895
		687,871
BUILDING PRODUCTS—0.6%
Johnson Controls International PLC.	5,292	156,908
Resideo Technologies, Inc.*	945	19,420
		176,328
CABLE & SATELLITE—1.4%
Comcast Corp., Cl. A	13,313	453,308

COMMUNICATIONS EQUIPMENT—1.5%
Cisco Systems, Inc.	11,201	485,339

CONSUMER ELECTRONICS—0.6%
Garmin Ltd.	2,805	177,613

DEPARTMENT STORES—0.5%
Kohl’s Corp.	2,232	148,071

DIVERSIFIED BANKS—6.3%
Bank of America Corp.	18,312	451,208
JPMorgan Chase & Co.	12,785	1,248,072
Wells Fargo & Co.	6,417	295,695
		1,994,975
DIVERSIFIED CHEMICALS—0.9%
DowDuPont, Inc.	5,052	270,181

ELECTRIC UTILITIES—0.6%
NextEra Energy, Inc.	1,045	181,642

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Eaton Corp., PLC.	2,888	198,290

FINANCIAL EXCHANGES & DATA—2.5%
CME Group, Inc., Cl. A	4,192	788,599

HEALTH CARE EQUIPMENT—0.9%
Medtronic PLC.	2,976	270,697

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments December 31, 2018 (Continued)

COMMON STOCKS—90.3% (CONT.)	SHARES	VALUE
HEALTH CARE SERVICES—1.1%
CVS Health Corp.	5,249	$343,914

HOME IMPROVEMENT RETAIL—2.5%
The Home Depot, Inc.	4,547	781,266

HOTELS RESORTS & CRUISE LINES—1.2%
Extended Stay America, Inc.	11,086	171,833
Royal Caribbean Cruises Ltd.	1,971	192,744
		364,577
HOUSEHOLD PRODUCTS—1.6%
The Procter & Gamble Co.	5,642	518,613

HYPERMARKETS & SUPER CENTERS—1.1%
Walmart, Inc.	3,590	334,408

INDUSTRIAL CONGLOMERATES—2.4%
Honeywell International, Inc.	5,675	749,781

INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	1,783	285,369

INTEGRATED OIL & GAS—3.1%
Chevron Corp.	2,441	265,556
Exxon Mobil Corp.	6,079	414,527
TOTAL SA#	5,778	301,496
		981,579
INTEGRATED TELECOMMUNICATION SERVICES—3.5%
AT&T, Inc.	15,480	441,799
Verizon Communications, Inc.	11,888	668,343
		1,110,142
INTERACTIVE MEDIA & SERVICES—5.5%
Alphabet, Inc., Cl. A*	620	647,875
Alphabet, Inc., Cl. C*	617	638,971
Facebook, Inc., Cl. A*	3,368	441,511
		1,728,357
INTERNET & DIRECT MARKETING RETAIL—1.3%
Amazon.com, Inc.*	262	393,516

INVESTMENT BANKING & BROKERAGE—2.0%
Morgan Stanley	16,130	639,554

LEISURE FACILITIES—1.1%
Six Flags Entertainment Corp.	3,082	171,452
Vail Resorts, Inc.	876	184,678
		356,130
MANAGED HEALTH CARE—2.3%
UnitedHealth Group, Inc.	2,905	723,694

MULTI-LINE INSURANCE—0.7%
The Hartford Financial Services Group, Inc.	5,052	224,561

MULTI-UTILITIES—0.7%
Sempra Energy	1,987	214,974

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments December 31, 2018 (Continued)

COMMON STOCKS—90.3% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—1.0%
ConocoPhillips	5,213	$325,031

OIL & GAS REFINING & MARKETING—0.4%
Valero Energy Corp.	1,501	112,530

OIL & GAS STORAGE & TRANSPORTATION—0.4%
ONEOK, Inc.	2,618	141,241

PACKAGED FOODS & MEATS—0.4%
The Kraft Heinz Co.	2,615	112,550

PHARMACEUTICALS—9.3%
AstraZeneca PLC.#	6,099	231,640
Bristol-Myers Squibb Co.	5,659	294,155
Eli Lilly & Co.	5,741	664,349
GlaxoSmithKline PLC.#	6,597	252,071
Johnson & Johnson	5,131	662,156
Pfizer, Inc.	18,496	807,350
		2,911,721
RAILROADS—0.6%
Union Pacific Corp.	1,331	183,984

RESTAURANTS—1.9%
Darden Restaurants, Inc.	1,558	155,582
Dunkin’ Brands Group, Inc.	2,527	162,031
McDonald’s Corp.	1,664	295,476
		613,089
SEMICONDUCTOR EQUIPMENT—0.9%
KLA-Tencor Corp.	3,241	290,037

SEMICONDUCTORS—3.4%
Broadcom, Inc.	2,224	565,519
Intel Corp.	6,082	285,428
QUALCOMM, Inc.	3,811	216,884
		1,067,831
SOFT DRINKS—2.8%
PepsiCo, Inc.	5,403	596,923
The Coca-Cola Co.	6,230	294,990
		891,913
SYSTEMS SOFTWARE—6.6%
Microsoft Corp.	20,308	2,062,684

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.9%
Apple, Inc.	7,804	1,231,003

TOBACCO—1.8%
Altria Group, Inc.	11,768	581,222
TOTAL COMMON STOCKS (Cost $17,834,713)		28,404,229

MASTER LIMITED PARTNERSHIP—1.9%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
The Blackstone Group LP.	13,392	399,216

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments December 31, 2018 (Continued)

MASTER LIMITED PARTNERSHIP—1.9% (CONT.)	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Cheniere Energy Partners LP.	5,274	$190,391
TOTAL MASTER LIMITED PARTNERSHIP (Cost $482,082)		589,607

REAL ESTATE INVESTMENT TRUST—4.1%	SHARES	VALUE
HEALTH CARE—0.8%
Welltower, Inc.	3,456	239,881

MORTGAGE—0.8%
Blackstone Mortgage Trust, Inc., Cl. A	7,770	247,552

SPECIALIZED—2.5%
Crown Castle International Corp.	3,500	380,205
CyrusOne, Inc.	3,755	198,564
Lamar Advertising Co., Cl. A	3,237	223,936
		802,705
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,098,961)		1,290,138
Total Investments (Cost $19,415,756)	96.3%	$30,283,974
Unaffiliated Securities (Cost $19,415,756)		30,283,974
Other Assets in Excess of Liabilities	3.7%	1,167,375
NET ASSETS	100.0%	$31,451,349

#    American Depositary Receipts.

*    Non-income producing security.

See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO

Statement of Assets and Liabilities December 31, 2018

Alger Growth & Income Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$30,283,974
Cash and cash equivalents	1,160,427
Receivable for shares of beneficial interest sold	21,880
Dividends and interest receivable	56,686
Prepaid expenses	15,303
Total Assets	31,538,270

LIABILITIES:
Payable for shares of beneficial interest redeemed	20,899
Accrued custodian fees	14,435
Accrued investment advisory fees	13,636
Accrued printing fees	13,548
Accrued professional fees	13,145
Accrued fund accounting fees	4,644
Accrued transfer agent fees	2,037
Accrued administrative fees	750
Accrued shareholder administrative fees	273
Accrued other expenses	3,554
Total Liabilities	86,921
NET ASSETS	$31,451,349

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	20,200,966
Distributable earnings	11,250,383
NET ASSETS	$31,451,349

* Identified cost	$19,415,756	(a)

See Notes to Financial Statements.

(a) At December 31, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $19,309,034, amounted to $10,974,940 which consisted of aggregate gross unrealized appreciation of $11,775,480 and aggregate gross unrealized depreciation of $800,540.

ALGER GROWTH & INCOME PORTFOLIO

Statement of Assets and Liabilities December 31, 2018 (Continued)

Alger Growth & Income Portfolio
NET ASSETS BY CLASS:
Class I-2	$31,451,349

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	1,698,284

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share Class I-2	$18.52

See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO

Statement of Operations for the year ended December 31, 2018

Alger Growth & Income Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$976,339
Interest from unaffiliated securities	8,278
Income from securities lending	2,189
Total Income	986,806

EXPENSES:
Advisory fees — Note 3(a)	182,150
Shareholder administrative fees — Note 3(f)	3,643
Administration fees — Note 3(b)	10,018
Custodian fees	48,635
Interest expenses	943
Transfer agent fees and expenses — Note 3(f)	12,356
Printing fees	29,415
Professional fees	29,197
Registration fees	22,476
Trustee fees — Note 3(g)	1,314
Fund accounting fees	7,222
Miscellaneous	4,474
Total Expenses	351,843
NET INVESTMENT INCOME	634,963

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on unaffiliated investments	2,568,153
Net change in unrealized (depreciation) on unaffiliated investments	(4,669,571)
Net realized and unrealized (loss) on investments	(2,101,418)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,466,455)

* Foreign withholding taxes	$1,654

See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statements of Changes in Net Assets

	Alger Growth & Income Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net investment income	$634,963	$635,966
Net realized gain on investments and foreign currency	2,568,153	1,769,495
Net change in unrealized appreciation (depreciation) on investments	(4,669,571)	4,805,787
Net increase (decrease) in net assets resulting from operations	(1,466,455)	7,211,248

Dividends and distributions to shareholders:*
Class I-2	(2,512,964)	(572,329)
Total dividends and distributions to shareholders	(2,512,964)	(572,329)

Increase (decrease) from shares of beneficial interest transactions — Note 6: Class I-2	(3,752,848)	(2,887,621)
Total increase (decrease)	(7,732,267)	3,751,298

Net Assets:
Beginning of period	39,183,616	35,432,318
END OF PERIOD**	$31,451,349	$39,183,616

See Notes to Financial Statements.

* For the year ended December 31, 2017, the source of distributions was from net investment income.
** For the year ended December 31, 2017, the undistributed net investment income was $30,058.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Portfolio

	Class I-2
	Year ended 12/31/2018	Year ended 12/31/2017	Year ended 12/31/2016	Year ended 12/31/2015	Year ended 12/31/2014
Net asset value, beginning of period	$21.02	$17.59	$16.25	$16.37	$14.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.37	0.33	0.32	0.32	0.35
Net realized and unrealized gain (loss) on investments	(1.30)	3.40	1.33	(0.16)	1.48
Total from investment operations	(0.93)	3.73	1.65	0.16	1.83
Dividends from net investment income	(0.36)	(0.30)	(0.31)	(0.28)	(0.34)
Distributions from net realized gains	(1.21)	—	—	—	—
Net asset value, end of period	$18.52	$21.02	$17.59	$16.25	$16.37
Total return	(4.61)%	21.32%	10.24%	0.98%	12.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$31,451	$39,184	$35,432	$34,996	$35,709
Ratio of net expenses to average net assets	0.96%	0.94%	1.00%	0.94%	1.01%
Ratio of net investment income to average net assets	1.74%	1.70%	1.98%	1.92%	2.25%
Portfolio turnover rate	8.19%	7.95%	6.63%	17.23%	17.56%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Focus Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Growth & Income Portfolio (the “Portfolio”). The Portfolio’s investment objective is capital appreciation and current income; it invests primarily in equity securities. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans. The Portfolio offers Class I-2 shares.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (“Board”). Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Portfolio’s own assump-tions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board and comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee meets at least quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b)    Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

(e)     Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f)       Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2018.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

(g)    Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid quarterly. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h)    Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2015-2018. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i)       Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.

(j)       Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(k)     Recent Accounting Pronouncement: On August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Portfolio’s financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)    Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The rate paid as a percentage of average daily net assets, for the year ended December 31, 2018, is set forth below under the heading “Rate.”

Rate
Alger Growth & Income Portfolio	0.50%

(b)         Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c)          Brokerage Commissions: During the year ended December 31, 2018, the Portfolio paid Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, $874 in connection with securities transactions.

(d)         Interfund Loans: The Portfolio and other funds advised by Alger Management may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2018.

During the year ended December 31, 2018, the Portfolio incurred interfund loan interest expense of $943 which is included in interest expenses in the accompanying Statement of Operations.

(e)          Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of Alger Management, the Distributor, or their affiliates.

(f)            Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g)         Trustee Fees: For 2018, each Independent Trustee received a fee of $112,000 per annum,

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

On December 18, 2018, the Board of Trustees approved the following increase in Trustee compensation. Effective January 1, 2019, each Independent Trustee receives a fee of $122,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the year ended December 31, 2018.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2018, were as follows:

	PURCHASES	SALES
Alger Growth & Income Portfolio	$2,914,123	$9,364,040

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon the London Inter-Bank Offered Rate. The Portfolio may also borrow from other funds advised by Alger Management, as discussed in Note 3(d). For the year ended December 31, 2018, the Portfolio had the following borrowings from the Custodian and other funds:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Growth & Income Portfolio	$37,589	2.51%

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed from the Custodian and other funds during the year ended December 31, 2018, for the Portfolio was as follows:

HIGHEST BORROWING
Alger Growth & Income Portfolio	$2,744,159

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the year ended December 31, 2018 and the year ended December 31, 2017, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2018		DECEMBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Portfolio
Class I-2:
Shares sold	85,217	$1,814,669	122,597	$2,341,124
Dividends reinvested	130,823	2,501,410	26,712	524,412
Shares redeemed	(381,780)	(8,068,927)	(300,162)	(5,753,157)
Net decrease	(165,740)	$(3,752,848)	(150,853)	$(2,887,621)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2018 and the year ended December 31, 2017 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2018	DECEMBER 31, 2017
Alger Growth & Income Portfolio
Distributions paid from:
Ordinary Income	$593,714	$572,329
Long-term capital gain	1,919,250	—
Total distributions paid	$2,512,964	$572,329

As of December 31, 2018, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Growth & Income Portfolio
Undistributed ordinary income	$9,698
Undistributed long-term gains	266,886
Net accumulated earnings	276,584
Capital loss carryforwards	—
Net unrealized appreciation	10,973,799
Total accumulated earnings	$11,250,383

At December 31, 2018, the Portfolio, for federal income tax purposes, had no capital loss carryforwards.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended December 31, 2018, the Portfolio utilized $437,582 of its capital loss carryforwards.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolio, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2018:

Alger Growth & Income Portfolio
Distributable earnings	$(30,430)
Paid-in Capital	$30,430

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of December 31, 2018, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Growth & Income Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$3,291,807	$3,291,807	—	—
Consumer Discretionary	3,244,446	3,244,446	—	—
Consumer Staples	2,438,706	2,438,706	—	—
Energy	1,560,381	1,560,381	—	—
Financials	4,141,071	4,141,071	—	—
Health Care	4,937,897	4,937,897	—	—
Industrials	2,700,861	2,700,861	—	—
Information Technology	5,136,894	5,136,894	—	—
Materials	555,550	555,550	—	—
Utilities	396,616	396,616	—	—
TOTAL COMMON STOCKS	$28,404,229	$28,404,229	—	—
MASTER LIMITED PARTNERSHIP
Energy	190,391	190,391	—	—
Financials	399,216	399,216	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$589,607	$589,607	—	—

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
REAL ESTATE INVESTMENT TRUST
Financials	247,552	247,552	—	—
Real Estate	1,042,586	1,042,586	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$1,290,138	$1,290,138	—	—
TOTAL INVESTMENTS IN SECURITIES	$30,283,974	$30,283,974	—	—

As of December 31, 2018, there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2018, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$1,160,427	—	$1,160,427	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative instruments throughout the year or as of December 31, 2018.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 10 — Risk Disclosures:

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

NOTE 11 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to December 31, 2018, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Growth & Income Portfolio and the Board of Trustees of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Alger Growth & Income Portfolio, one of the portfolios constituting The Alger Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
New York, New York
February 26, 2019

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2018 and ending December 31, 2018.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Six Months Ended December 31, 2018(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2018(b)
Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$954.70	$4.73	0.96%
	Hypothetical(c)	1,000.00	1,020.37	4.89	0.96

(a)         Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)         Annualized.

(c)          5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (57)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Science and Graduate School, University of Virginia 1999-2003.	2003	26

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (65)	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry’s Bootcamp, former Chairman of Cascade Helmets, gloProfessional (makeup and skincare business), Contigo (manufacturer of mugs and water bottles), and International Fitness.	2000	26

Roger P. Cheever (73)	Associate Vice President for Principal Gifts and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	26

Stephen E. O’Neil (85)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	26

David Rosenberg (56)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	26

Nathan E. Saint-Amand M.D. (80)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (nonprofit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	26

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (54) President	Executive Vice President, Chief Operating Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Analyst Resources, Inc.	2005	N/A

Tina Payne (44) Secretary, Chief Compliance Officer	Senior Vice President, General Counsel and Chief Compliance Officer of Alger Management since 2017. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017	2017	N/A

Christopher E. Ullman (33) Assistant Secretary	Associate Counsel of Alger Management since 2016. Formerly, Associate, Legal and Compliance, BlackRock from 2015 to 2016; Compliance Associate, Bridgewater Associates, from 2013 to 2014; and full-time student from 2010 to 2013.	2016	N/A

Michael D. Martins (53) Treasurer	Senior Vice President of Alger Management.	2005	N/A

Anthony S. Caputo (63) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

Sergio M. Pavone (57) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal and Approval

At an in-person meeting held on September 17, 2018 (Meeting), the Board of Trustees (Board) of The Alger Portfolios (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, Inc. (Fred Alger Management) and the Trust, on behalf of the Fund (the Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Board considered the information provided to it about the series of the Trust together, and each series separately, as the Board deemed appropriate. Fred Alger Management is referred to herein as the “Manager.”

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. The materials for the Meeting included a presentation and analysis of the Fund and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm that has no material relationship with the Trustees, the Manager or any of its affiliates. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred among themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

fees and payments to intermediaries for transfer agency or shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant. The Board noted the Manager’s history of expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to express conviction in portfolio investments, and to address areas of heightened concern in the mutual fund industry, such as liquidity risk as well as market conditions. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that successful flagship offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the financial position of the Manager and its commitment to the mutual fund business as evidenced by its work to increase the number of offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with the Manager.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class I-2 shares were used as the representative share class for the Fund’s performance results. The Board received a description of the methodology FUSE used to select the mutual funds included in the Peer Universe and Peer Group.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent performance of the Fund and the measures that the firm was in the process of instituting, or had instituted, to improve the performance of funds within the Alger Funds’ complex that had consistently underperformed. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Fund.

The Peer Group for the Fund consisted of the Fund and 15 other large blend funds. The

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large blend funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods underperformed the median of its Peer Group and the 50th percentile of its Peer Universe, and for the 10-year period outperformed the median of its Peer Group and the 50th percentile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable, noting that the Fund ranked in the first quartile of its large blend category based on its 12-month yield as of June 30, 2018.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of the Fund’s Peer Group. FUSE fee data is based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by FUSE to be an appropriate measure of comparative fees and expenses. The FUSE Management Rate includes administrative charges, and the total net expense ratio, for comparative consistency, was shown for Class I-2 for the Fund and for similarly structured share classes for funds in the Peer Group with multiple classes of shares. The Board received a description of the methodology used by FUSE to select the mutual funds included in a Peer Group.

The Board noted that the Management Rate for the Fund was below the median of its Peer Group and the total net expense ratio for the Fund was above the median of its Peer Group. The Board concluded that the Management Rate charged to the Fund was reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability, as well as the profits, of the Manager and its affiliates in providing investment management and other services to the Fund during the year ended June 30, 2018. The Board also reviewed the profitability methodology and the changes thereto, noting that management attempts to apply its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board considered the Manager’s view that the overall size of the Manager allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for the Fund, to the extent economies of scale may be realized by the Manager and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and

• Account balances and

• Transaction history and

• Purchase history and

• Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•        Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its complete schedule of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. Previously, the Portfolio made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Portfolio’s Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer, President, Secretary or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Portfolio. Such information may include, but not be limited to, characteristics of the Portfolio versus an index (such as P/E (or price to book) ratio, EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Portfolio at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219432

Kansas City, MO 64121-9432

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Growth & Income Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

GrowthIncomeAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

December 31, 2018	$27,100
December 31, 2017	$26,700

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2018	$4,950
December 31, 2017	$4,850

d) All Other Fees:

December 31, 2018	$1,972
December 31, 2017	$1,952

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2018	$232,868, €94,474
December 31, 2017	$224,414, €94,197

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Growth & Income Portfolio

By:	/s/Hal Liebes
Hal Liebes
President

Date: February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date: February 21, 2019

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date: February 21, 2019